EXHIBIT 10.3
                            SALES ONLINE DIRECT, INC.

                             1999 OMNIBUS SHARE PLAN

     1. PURPOSE. The purpose of the 1999 Omnibus Share Plan of Sales Online Direct, Inc. (the "Plan") is to promote the financial interests of Sales Online Direct, Inc. (the "Company"), including its growth and performance, by encouraging the directors, officers and employees of the Company and its subsidiaries to acquire an ownership position in the Company, enhancing the ability of the Company and its subsidiaries to attract and retain employees of outstanding ability, and providing employees with a way to acquire or increase their proprietary interest in the Company's success.

     2. SHARES SUBJECT TO THE PLAN. Subject to adjustment as provided in Section 18, the number of shares of common stock, par value $.001 per share, in the Company (the "Shares") which shall be available for the grant of awards under the Plan shall be 1,000,000 Shares.

     Shares subject to an award that expires unexercised, that is forfeited, terminated or canceled, in whole or in part, or is paid in cash in lieu of Shares, shall thereafter again be available for grant under the Plan.

     3. ADMINISTRATION. The Plan shall be administered by the Board of Directors of the Company (the "Board") or by a committee of the Board appointed in accordance with this Section 3. (The Board, or the committee, if appointed, are referred to in this Plan as the "Committee").

     At any time, the Board may appoint a Committee, consisting of not less than two of its members to administer the Plan on behalf of the Board in accordance with such terms and conditions not inconsistent with this Plan as the Board may prescribe. Once appointed, members of the Committee shall continue to serve until otherwise directed by the Board. From time to time the Board may increase the size of the Committee and appoint additional members, remove members (with or without cause) and appoint new members in their place, fill vacancies however caused, and/or remove all members of the Committee and thereafter directly administer the Plan.

     Subject to the provisions of the Plan, the Committee shall (i) from time to time select directors, officers and employees of the Company and its subsidiaries who will participate in the Plan (the "Participants"), (ii) determine the type of awards to be made to Participants, (iii) determine the Shares or share units subject to awards, and (iv) have the authority to interpret the Plan, to establish, amend and rescind any rules and regulations relating to the Plan, determine the terms and provisions of any agreements entered into hereunder, and make all other determinations necessary or advisable for the administration of the Plan. The Committee may correct any defect, supply any omission or reconcile any inconsistency in the Plan or in any award in the manner and to the extent it shall deem desirable to carry it into effect. The determinations of the Committee in the administration of the Plan, as described herein, shall be final and conclusive.

     4. ELIGIBILITY. All directors and all officers and employees of the Company and its subsidiaries who have demonstrated significant management potential, or who have contributed or have the capacity for contributing in a substantial measure to the successful performance of the Company, or who have excelled in their performance on behalf of the Company, all as determined by and in the sole and absolute discretion of the Committee, are eligible to be Participants in the Plan.

     5. AWARDS. Awards under the Plan ("Awards") may consist of the following: stock options (either incentive stock options within the meaning of Section 422 of the Internal Revenue Code or non-qualified stock options), stock appreciation rights, grants of restricted stock, performance shares, stock bonuses and other stock-based awards. Awards of performance shares and restricted stock, stock bonuses and other stock-based awards may provide the Participant with dividends or dividend equivalents and voting rights prior to vesting (whether based on a period of time or based on attainment of specified performance conditions).

     6. STOCK OPTIONS. The following terms shall apply, except to the extent varied in any Award Agreement as defined in Section 11 herein.

     (a) General. The Committee shall establish the option price at the time each stock option is granted, which price may, in the discretion of the Committee, be less than 100% of the fair market value of the Shares on the date of grant. Stock options shall be exercisable for such period as specified by the Committee, but in no event may options be exercisable more than ten years after their date of grant.

     (b) Payment. The exercise price for each option shall be paid in full at the time of such exercise. Such payment may be made (i) in cash or by check payable to the order of the Company, (ii) with Shares of the Company, to the extent the fair market value of the Shares on the date of exercise equals the exercise price for the Option Shares purchased, (iii) by surrender to the Company of options to purchase Shares, to the extent of the difference between the exercise price of such options and the Fair Market Value (as hereinafter defined) of the Shares subject to such options (the "spread"), (iv) by promissory note or other payment arrangement agreed to by the Committee, or (v) any combination of the foregoing agreed to by the Committee. The Company shall have the right, and the Participant may require the Company, to withhold and deduct from the number of Shares deliverable upon the exercise hereof a number of Shares having an aggregate fair market value equal to the amount of taxes and other charges that the Company is obligated to withhold or deduct from amounts payable to the Participant.

     (c) Incentive Stock Options. An option granted under the Plan may be a non-qualified stock option or an "incentive stock option" ("Incentive Stock Options") within the meaning of Section 422 of the Internal Revenue Code of 1986, as amended (the "Code"), and if not otherwise specified, shall be deemed to be an Incentive Stock Option. The price at which Shares may be purchased upon exercise of an Option shall be equal to the Fair Market Value on the date the option is granted; provided, however, that in the case of Incentive Stock Options, if at the time the option is granted the participant owns Shares possessing more than 10% of the total combined voting power of all classes of stock of the Company, then the option price shall be not less than 110% of the Fair Market Value of the Shares on the date the option is granted. An Incentive Stock Option shall not result in income upon the receipt of the option to the extent (i) the aggregate fair market value (determined at the time the option is granted) of the Shares that may be purchased by the optionee during any calendar year (under the Plan and all other plans of the Company) does not exceed

$100,000; and (ii) the optionee (other than the optionee's estate where the optionee is deceased) does not dispose of the Shares until the later of (a) two years from and after the date the option is granted, and (b) one year after the date the Shares are issued to the optionee. In the event of a disposition of Shares received upon exercise of an Incentive Stock Option where the disposition occurs within two years from the date the option is granted or one year from the receipt of the shares, the optionee shall notify the Corporate Secretary of the Company in writing as to the date of such disposition, the sale price (if any), and the number of Shares involved.

     (d) Fair Market Value. The "Fair Market Value" per Share as of any particular date shall be the closing market price per Share on the trading day immediately preceding such date, as reported on the principal securities exchange or market on which the Shares are then listed or admitted to trading, or if not so reported, the average of the bid and asked prices on the trading date immediately preceding such date as reported by Nasdaq, or if not so reported, as determined by the Committee in good faith.

     7. STOCK APPRECIATION RIGHTS. Stock appreciation rights may be granted in tandem with a stock option, in addition to a stock option, or may be freestanding and unrelated to a stock option. Stock appreciation rights granted in tandem with or in addition to a stock option may be granted either at the same time as the stock option or at a later time. No stock appreciation right shall be exercisable earlier than six months after grant, except in the event of the Participant's death or disability. A stock appreciation right shall entitle the Participant to receive from the Company an amount equal to the increase of the fair market value of the Share on the exercise of the stock appreciation right over the grant price. The Committee, in its sole discretion, shall determine whether the stock appreciation right shall be settled in cash, Shares or a combination of cash and Shares.

     8. PERFORMANCE SHARES. Performance shares may be granted in the form of actual Shares or share units having a value equal to an identical number of Shares. In the event that a certificate is issued in respect of Shares subject to a grant of performance shares, such certificate shall be registered in the name of the Participant but shall be held by the Company until the time the Shares subject to the grant of performance shares are earned. The performance conditions and the length of the performance period shall be determined by the Committee. The Committee, in its sole discretion, shall determine whether performance shares are granted in the form of share units shall be paid in cash, Shares or a combination of cash and Shares.

     9. RESTRICTED STOCK. Restricted stock may be granted in the form of actual Shares or share units having a value equal to an identical number of Shares. In the event that a certificate is issued in respect of a grant of restricted stock, such certificate shall be registered in the name of the Participant subject to all restrictions, and shall bear a legend to such effect until the end of the restricted period. The employment conditions and the length of the period for vesting of restricted stock shall be established by the Committee at the time of grant. The Committee, in its sole discretion, shall determine whether restricted stock granted in the form of share units shall be paid in cash, Shares, or a combination of cash and Shares.

     10. STOCK BONUS AWARDS. Stock bonus awards may be granted in the form of Shares or share units having a value equal to an identical number of Shares. A stock bonus award shall entitle the Participant to receive the number of Shares specified in the award certificate as a bonus under this Plan, without any consideration for such Shares. In the event that a stock certificate is issued in respect of Shares subject to a grant of a bonus award of common stock, such certificate shall be issued in the name of the Participant and will generally be issued to the Participant within 15 days after proper presentment of the award certificate. The Committee, in its sole discretion, shall determine whether bonus stock granted in the form of share units shall be paid in cash, Shares, or a combination of cash and Shares.

     11. AWARD AGREEMENTS. Each award under the Plan shall be evidenced by an agreement ("Award Agreement") setting forth the terms and conditions, as determined by the Committee, which shall apply to such award, in addition to the terms and conditions specified in the Plan. In the event that discrepancies exist between the Plan and any Award Agreement, the Award Agreement shall control.

     12. WITHHOLDING. The Company shall have the right to deduct from any payment to be made pursuant to the Plan, or to require prior to the issuance or delivery of any Shares or the payment of cash under the Plan, any taxes required by law to be withheld therefrom. The Participant may elect to satisfy such withholding obligation by having the Company retain the number of Shares whose fair market value equal the amount required to be withheld. Any fraction of a Share required to satisfy such obligation shall be disregarded and the amount due shall instead be paid in cash to the Participant.

     13. LIMITED TRANSFERABILITY. No Award shall be transferred, assigned, pledged or hypothecated, other than by will and the laws of descent and distribution, and no right of interest of any Participant shall be subject to execution, attachment or similar process. Notwithstanding the foregoing, an Award Agreement, by including therein an express provision to that effect, may permit a Participant to transfer such Awards, other than Incentive Stock Options, to his spouse, lineal ascendants, lineal descendants or to a duly established trust for the benefit of one or more of these individuals. Awards so transferred may thereafter be transferred only to the Participant or to an individual or trust to whom he could have initially transferred the Awards pursuant to this Section. Awards transferred pursuant to this Section shall be held by the transferee according to the same terms and conditions as applied to the Participant. Upon any attempt to transfer any Award, or to assign, pledge, hypothecate or otherwise dispose of any Award in violation of this provision, or upon the levy of any attachment or similar process upon any Award or any rights hereunder, such Award shall immediately lapse and become null and void.

     14. NO RIGHT TO AWARDS. No person shall have any claim or right to be granted an award, and the grant of an award shall not be construed as giving a Participant the right to be retained in the employ of the Company or its subsidiaries. Further, the Company and its subsidiaries expressly reserve the right at any time to dismiss a Participant free from any liability, or any claim under the Plan, except as provided herein or in any agreement entered into hereunder.

     15. CORPORATE REORGANIZATION

     (a) Anything in the Plan or in any Award Agreement or any award granted hereunder to the contrary notwithstanding, in the event of (i) the acquisition of "beneficial ownership" (as defined in Regulation 13D under the Securities Exchange Act of 1934, as amended), by a person, entity or group of 25% or more of the Shares; (ii) the election, in a two-year period or less, of directors constituting a majority of the Board who were not nominated by the Board ("Non-Continuing Directors"); (iii) the commencement of a tender offer (other than by the Company) for any Shares; (iv) a sale or transfer, in one or a series of transactions, of assets having a fair market value of 50% or more of the fair market value of all assets of the Company; (v) a merger, consolidation or share exchange pursuant to which the Shares of the Company are or may be exchanged for or converted into cash, property or securities of another issuer; or (vi) the liquidation of the Company (an "Extraordinary Event"), any Award carrying a right to exercise that was not exercisable and vested shall become fully exercisable and vested, and (ii) any restrictions or forfeiture conditions applicable to any other Awards granted under the Plan shall lapse and terminate, any performance conditions imposed with respect to any such Awards shall be deemed to be fully achieved on and at all times after the Event Date (as defined below), and such Awards shall be deemed fully vested without restriction from and after the Event Date.

     (b) The "Event Date" means (i) the date of acquisition of beneficial ownership of 25% or more of the Shares; (ii) the date of the election of directors as a result of which the majority of the Board is comprised of Non-Continuing Directors; (iii) the commencement of a tender offer, if the Extraordinary Event is a tender offer; or (iv) in the case of any other
Extraordinary Event, the day preceding the record date in respect of such Extraordinary Event, or if no record date is fixed, the day preceding the date as of which shareholders of record become entitled to the consideration payable in respect of such Extraordinary Event. Notwithstanding the foregoing, the immediate vesting of any Award shall be conditioned upon the actual occurrence and completion of the Extraordinary Event.

     (c) In the event of the acceleration of the exercise date of any option pursuant to this Section, the exercise price for which shall not have been fixed as of the Event Date, the exercise price per Share subject to such option shall be equal to the average Fair Market Value per Share for the thirty (30) days preceding the announcement or other publication of the Extraordinary Event.

     (d) In case of an Extraordinary Event other than a tender offer, the exercise of any option pursuant to this Section prior to the Event Date shall be effective on and as of the Event Date. Upon the exercise of such option upon the occurrence of an Extraordinary Event, the Company shall issue, on and as of the effective date of such exercise, all Shares with respect to which such option shall have been exercised. In the event that the Participant fails to exercise his or her option, in whole or in part, pursuant to this Section upon an Extraordinary Event, or if there shall be any capital reorganization or reclassification of the Shares, the Company shall take such action as may be necessary to enable such Participant to receive upon any subsequent exercise of his or her options, in whole or in part, in lieu of Shares, securities or other assets as were issuable or payable upon such Extraordinary Event in respect of, or in exchange for, such Shares.

     16. TERMINATION OF RIGHTS. All unexercised or unexpired options, rights, performance shares and other such rights granted or awarded under this Plan (collectively, "Rights") will terminate, be forfeited and will lapse immediately if such Participant's employment or relationship with the Company is terminated for any reason, unless and to the extent the Committee permits the exercise of such Rights after the date of such termination. If a Participant's employment or relationship with the Company is terminated by reason of his disability or death, such Participant or such Participant's personal representatives, estate or heirs (as the case may be) may exercise, subject to any restrictions imposed by the Committee at the time of the grant, for a period of one year after the Participant's death or disability, any Right which was exercisable by the Participant as of the date of his death or disability, unless otherwise provided by the Committee.

     17. REGISTRATION. If the Company shall be advised by its counsel that any Shares deliverable upon any exercise of a Right are required to be registered under the Securities Act of 1933, or that the consent of any other authority is required for the issuance of such Shares, the Company may effect registration or obtain such consent, and delivery of Shares by the Company may be deferred until registration is effected or such consent is obtained.

     18. ADJUSTMENT OF AND CHANGES IN SHARES. In the event of any change in the outstanding Shares by reason of any share dividend or split, recapitalization, merger, consolidation, spinoff, combination or exchange of Shares or other corporate change, or other distributions to common shareholders other than regular cash dividends, the Committee may make such substitution or adjustment, if any, as it deems to be equitable, as to the number or kind of Shares or other securities issued or reserved for issuance pursuant to the Plan and to outstanding awards.

     19. AMENDMENT. The Committee may amend or terminate the Plan or any portion thereof at any time, provided that, without such Participant's consent, no amendment or termination shall affect adversely any of the rights of a participant under any Award theretofore granted under the Plan.

     20. EFFECTIVE DATE. The Plan shall be effective upon its adoption by the Board of Directors, subject to ratification by the shareholders. Subject to earlier termination pursuant to Section 19, the Plan shall have a term of ten years from and after its effective date.

                        INCENTIVE STOCK OPTION AGREEMENT
                                    under the
                            SALES ONLINE DIRECT, INC.
                             1999 OMNIBUS SHARE PLAN

     THIS AGREEMENT is made this ________________, by and between SALES ONLINE DIRECT, INC (the "Company") and _________________ (the "Optionee").

     WHEREAS, the Board of Directors of the Company (the "Board") considers it desirable and in the Company's best interest that the Optionee be given an opportunity to purchase its common shares of stock, par value $.001 per share ("Shares"), pursuant to the terms and conditions of the Sales Online Direct, Inc. 1999 Omnibus Share Plan (the "Plan") to provide an incentive for the Optionee and to promote the interests of the Company.

     NOW THEREFORE, it is agreed as follows:

     1. Grant of Option. The Company hereby grants to Optionee an option to purchase from the Company _________ Shares ("Option Shares") at an exercise price of $_______ per Share. Subject to earlier expiration or termination of the option granted hereunder, this option shall expire on the 10th anniversary of the date hereof.

     2. Period of Exercise of Option. The Optionee shall be entitled to exercise the option granted hereunder to purchase Option Shares as follows:

         Exercise Date                                        No. Shares
         -------------                                        ----------





in each case, together with the number of Option Shares which Optionee was theretofore entitled to purchase. The exercise of this option may be accelerated upon the occurrence of an Extraordinary Event, as defined in the Plan.

     3. Additional Exercise Periods.

     (a) For a period of 90 days after the termination of employment of the Optionee, without "Cause", and for a period of one year after the death or disability of the Optionee (in either case, a "Terminating Event"), the Optionee or his personal representative, administrator or a person who acquired the right to exercise any such option by bequest, inheritance or death of the Optionee may exercise this option to the extent that this option was exerciseable on the date of the Terminating Event and may purchase the number of Option Shares that the Optionee could have purchased as of the date the Terminating Event.

     (b) In the event of termination of employment of the Optionee for "Cause", all unexercised options shall immediately lapse and be forfeited. The term

"Cause" means an action or failure to act by the Optionee constituting fraud, misappropriation or intentional damage to the property or business of the Company; the commission of an act of deliberate and material dishonesty; the commission of a crime constituting a felony, or causing the Company to commit such a crime; or a willful and repeated failure by the Optionee to perform his or her duties.

     4. Method of Exercise. In order to exercise the options granted hereunder, Optionee must give written notice to the Corporate Secretary of the Company at the Company's principal place of business, substantially in the form of Exhibit 1 hereto, accompanied by full payment of the exercise price for the Option Shares being purchased, in accordance with the terms and provisions of the Plan.

     5. Manner of Payment. An Optionee may pay the exercise price for Option Shares purchased hereunder either (i) in cash or by check payable to the order of the Company, (ii) with Shares of the Company, to the extent the Fair Market Value of such Shares (as defined in the Plan) on the date of exercise equals the exercise price for the Option Shares purchased, (iii) by surrender to the Company of Options to purchase Shares, to the extent of the difference between the exercise price of such Options and the Fair Market Value of the Shares subject to such options (the "spread"), or (iv) a combination of (i), (ii) and
(iii) above. The Company shall have the right, and the Optionee may require the Company, to withhold and deduct from the number of Option Shares deliverable upon the exercise hereof a number of Option Shares having an aggregate Fair Market Value equal to the amount of taxes and other charges that the Company is obligated to withhold or deduct from amounts payable to the participant.

     6. Limitation upon Transfer. This option may not be transferred by the Optionee other than by will and the laws of descent and distribution, may not be assigned, pledged or hypothecated, and shall not be subject to execution, attachment or similar process. Upon any attempt to transfer this option, or to assign, pledge, hypothecate or otherwise dispose of this option in violation of this provision, or upon the levy of any attachment or similar process upon this option or any rights hereunder, this option shall immediately lapse and become null and void.

     7. Adjustment. Appropriate adjustment shall be made to the number of Shares which are subject to the option granted hereunder to give effect to any stock splits, stock dividends, recapitalization, merger, consolidation or other relevant changes in the capitalization of the Company occurring after the date hereof. The decision of the Board as to the amount and timing of any such adjustment shall be conclusive.

     8. Qualified Incentive Stock Option. This option is intended to qualify as an incentive stock option under Section 422 of the Internal Revenue Code of 1986, as amended (the "Code").

     9. Disposition of Shares. In the event of a disposition of the Option Shares received hereunder where the disposition occurs within two years after the date hereof or one year after the receipt of the Shares, the Optionee shall notify the Corporate Secretary of the Company in writing promptly as to the date of such disposition, the sale price (if any), and the number of Shares involved.

     10. Plan; Applicable Law. This Agreement is subject in all respects to the provisions of the Plan, a copy of which has been provided to the Optionee. This

Agreement shall be governed by and construed in accordance with the laws of the State of Maryland, excluding its provisions relating to conflicts of laws.

     IN WITNESS WHEREOF, the parties have caused this Agreement to be executed under seal, intending this to be a sealed instrument, as of the date first above written.

ATTEST:                                   SALES ON LINE DIRECT INC.


__________________                        By:                             (SEAL)
                                             -----------------------------------


WITNESS:                                  OPTIONEE:

                                                                          (SEAL)
__________________                        --------------------------------------

                                                                       EXHIBIT 1

                                      Date:

Corporate Secretary
SALES ONLINE DIRECT, INC..

To the Corporate Secretary:

     I hereby exercise my option to purchase ___________ shares of common stock, par value $.001 per share ("Shares"), of Sales Online Direct, Inc. (the "Company") in accordance with the terms set forth in the Incentive Stock Option Agreement under the Sales Online Direct, Inc. 1999 Omnibus Share Plan.

     In full payment for each such exercise, please find enclosed

               -    check in the amount of $_____________


               -    Shares having a Fair Market Value of $___________


               - Options having an exercise price of $_______, to purchase ______ Shares having a Fair Market Value of $_______, resulting in a "spread" of $_________.

               -    Other
                    (specify):________________________________________________.

I authorize the Company to withhold a number of Shares equal to any withholding obligation

- I direct the Company to withhold a number of Shares equal to any withholding obligation applicable to me.


                                                   Very truly yours,


---------------------                              ----------------------------
      Address                                                   Sign
---------------------                              ----------------------------
                                                             Print Name
---------------------
                                                   ----------------------------
Tel.#:_______________                                        SS# or TIN

                      NON-QUALIFIED STOCK OPTION AGREEMENT
                                    under the
                            SALES ONLINE DIRECT, INC.
                             1999 OMNIBUS SHARE PLAN

     THIS AGREEMENT is effective as of _____________, by and between SALES ONLINE DIRECT, INC. (the "Company") and ________________ (the "Optionee").

     WHEREAS, the Board of Directors of the Company (the "Board") considers it desirable and in the Company's interest that the Optionee be given the opportunity to invest in common stock, par value $.001 per share ("Shares"), of the Company pursuant to Company's 1999 Omnibus Share Plan (the "Plan") to promote the interests of the Company and to align the interests of the Optionee with the interests of the Company's stockholders.

     NOW, THEREFORE, it is agreed as follows:

      1. Grant of Option. The Company hereby grants to the Optionee an option to purchase from the Company ____________ Shares ("Option Shares") at an exercise price of $_________ per Share. Subject to earlier expiration or termination of the option granted hereunder, this option shall expire and may not be exercised after the 10th anniversary of the date hereof.

      2. Period of Exercise of Option. The Optionee shall be entitled to exercise the option granted hereunder to purchase Option Shares as follows:

         Exercise Date                                    No. Shares
         ------------                                     ----------





in each case, together with the number of Option Shares which the Optionee was theretofore entitled to purchase. The exercise of this option may be accelerated upon the occurrence of an Extraordinary Event, as defined in the Plan. Appropriate adjustment shall be made to the number of Shares which are subject to the option granted hereunder to give effect to any stock splits, stock dividends, recapitalization, merger, consolidation or other relevant changes in the capitalization of the Company occurring after the date hereof. The decision of the Board as to the amount and timing of any such adjustments shall be conclusive.

      3. Additional Exercise Periods.

     (a) For a period of 90 days after the Optionee's retirement or resignation from the Board, without Cause, and for a period of one year after the death or disability of the Optionee (in either case, a "Terminating Event"), the Optionee or his personal representative or a person who acquired the right to exercise this option in accordance with the terms hereof may exercise this option to the extent that this option was exercisable on the date of the Terminating Event and may purchase the number of Option Shares that the Optionee could have purchased as of the date of the Terminating Event.

     (b) In the event of termination of service of the Optionee for "Cause", all unexercised options shall immediately lapse and be forfeited. The term "Cause" means an action or failure to act by the Optionee constituting fraud, misappropriation or intentional damage to the property or business of the Company; the commission of an act of deliberate and material dishonesty; the commission of a crime constituting a felony, or causing the Company to commit such a crime; or a willful and repeated failure by the Optionee to perform his or her duties.

      4. Method of Exercise. In order to exercise the options granted hereunder, the Optionee must give written notice to the Corporate Secretary of the Company at the Company's principal place of business, substantially in the form of
Exhibit 1 hereto, accompanied by full payment of the exercise price for the Option Shares being purchased, in accordance with the terms and provisions of the Plan, in cash, by check, with Shares, upon surrender of options, other payment arrangement, or a combination thereof, as described in the Plan.

      5. Manner of Payment. An Optionee may pay the exercise price for Option Shares purchased hereunder either (i) in cash or by check payable to the order of the Company, (ii) with Shares of the Company, to the extent the Fair Market Value of such Shares, as defined in the Plan, on the date of exercise equals the exercise price for the Option Shares purchased, (iii) by surrender to the Company of Options to purchase Shares, to the extent of the difference between the exercise price of such Options and the Fair Market Value of the Shares subject to such options (the "spread"), or (iv) a combination of (i), (ii) and
(iii) above. The Company shall have the right, and the Optionee may require the Company, to withhold and deduct from the number of Option Shares deliverable upon the exercise hereof a number of Option Shares having an aggregate Fair Market Value equal to the amount of taxes and other charges that the Company is obligated to withhold or deduct from amounts payable to the participant.

      6. Limitation upon Transfer. This option may not be transferred by the Optionee other than by will and the laws of descent and distribution, may not be assigned, pledged or hypothecated, and shall not be subject to execution, attachment or similar process. Upon any attempt to transfer this option, or to assign, pledge, hypothecate or otherwise dispose of this option in violation of this provision, or upon the levy of any attachment or similar process upon this option or any rights hereunder, this option shall immediately lapse and become null and void.

      7. Plan; Applicable Law. This Agreement is subject in all respects to the provisions of the Plan, a copy of which has been provided to the Optionee. This Agreement shall be governed by and construed in accordance with the laws of the State of Maryland, excluding its provisions relating to conflicts of laws.

     IN WITNESS WHEREOF, the parties have caused this Agreement to be executed under seal, intending this to be a sealed instrument, as of the date first above written.

ATTEST:                                   SALES ON LINE DIRECT INC.


__________________                        By:                             (SEAL)
                                             -----------------------------------


WITNESS:                                  OPTIONEE:

                                                                          (SEAL)
__________________                        --------------------------------------

                                                                       EXHIBIT 1

                                      Date:

Corporate Secretary
SALES ONLINE DIRECT, INC.

To the Corporate Secretary:

     I hereby exercise my option to invest in ___________ shares of common stock, par value $.001 per share ("Shares"), of Sales Online Direct, Inc. (the "Company") in accordance with the terms set forth in the Non-Qualified Stock Option Agreement under the Sales Online Direct, Inc. 1999 Omnibus Share Plan.

     In full payment for each such exercise, please find enclosed:

               -    check in the amount of $_____________.

               - Shares having a Fair Market Value, as defined in the Plan, of $___________.

               - Options having an exercise price of $_______, to purchase ______ Shares having a Fair Market Value of $_______, resulting in a "spread" of $_________.

               -    Other                                             (specify):
                    ____________________________________________________.


     I authorize the Company to withhold a number of Shares equal to any withholding obligation applicable to me.

     - I direct the Company to withhold a number of Shares equal to any withholding obligation applicable to me.

                                                   Very truly yours,


------------------------------                    ------------------------------
          Address                                              Sign
------------------------------                    ------------------------------
                                                            Print Name
------------------------------
                                                  ------------------------------
Tel.#: _______________________                             SS# or TIN